                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-16661) and in the Registration Statement on Form S-8 (No. 333-15359) of Chartwell Leisure Inc. (formerly National Lodging Corp.) of our report dated February 20, 1996 appearing on page F-29 of this Form 10-K of Chartwell Leisure Inc.



/s/ PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP

San Diego, California
March 24, 1997